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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 12, 2003

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                 1-9924                52-1568099
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      (State or other           (Commission             (IRS Employer
      jurisdiction of           File Number)         Identification No.)
      incorporation)

         399 Park Avenue, New York, New York                  10043
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      (Address of principal executive offices)              (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

        Exhibit No.       Description

            1.01 Terms Agreement, dated March 12, 2003, among the Company and Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Blaylock & Partners, L.P., Ormes Capital Markets, Inc., RBC Dominion Securities Inc., SunTrust Capital Markets, Inc., Utendahl Capital Partners, L.P., and Wachovia Securities, Inc., as Underwriters, relating to the offer and sale of the Company's Floating Rate Notes due March 20, 2006.

            4.01 Form of Note for the Company's Floating Rate Notes due March 20, 2006.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2003                CITIGROUP INC.

                                     By: /s/ Guy R. Whittaker
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                                         Guy R. Whittaker
                                         Treasurer

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